SECURED LINE OF CREDIT PROMISSORY NOTE

U.S. $8,000,000.00 February 5, 2010

FOR VALUE RECEIVED, the undersigned, UNITED DEVELOPMENT FUNDING IV, a real estate investment trust organized under the laws of the state of Maryland (“Borrower”), hereby makes this Secured Line of Credit Promissory Note (as it may be amended, modified, renewed, extended, increased, supplemented, or replaced from time to time, this “Note”) and promises to pay to the order of RALEY HOLDINGS, LLC, a Nevada limited liability company or its assigns (“Lender”), the sum of U.S. Eight Million and NO/100 Dollars ($8,000,000.00), or, if greater or less, the aggregate outstanding principal amount of this Note, together with accrued, unpaid interest thereon, pursuant to the terms and conditions set forth in this Note.  All amounts are payable to Lender in lawful money of the United States of America at the address for Lender provided for in this Note, or at such other address as from time to time may be designated by Lender.

1.           Definitions.  In addition to the terms defined elsewhere in this Note, the following terms have the meanings set forth below for purposes of this Note:

“Accrued Interest Payments” means the monthly interest payments equal to the amount of accrued interest on the outstanding principal balance of this Note, calculated at the applicable rate of interest provided herein, and payable as provided herein.

“Advance Request” shall mean Lender’s standard form of Advance Request in effect from time to time, which includes means a certificate executed by the Principal Officer certifying that (i) no Event of Default has occurred and is continuing under this Note, (ii) all representations and warranties made by Borrower in this Note and the other Loan Documents are true and correct in all respects, and (iii) Borrower has complied with and performed, in all respects, all covenants, conditions and agreements which are then required by this Note and the other Loan Documents to have been complied with or performed.

“Base Rate” shall mean the lesser of (i) eight and one-half percent (8.5%), accrued monthly and compounded annually, or (ii) the Highest Lawful Rate.

“Collateral” shall have the meaning given to such term in the Security Agreement.

“Collateral Documents” has the meaning given to such term in Section 3.

“Collateral Note” has the meaning given to such term in the Security Agreement.

“Commitment” shall mean the aggregate amount of up to U.S. Eight Million and NO/100 Dollars ($8,000,000.00).

“Default Rate” shall mean the lesser of (i) the Base Rate plus two percent (2%), accrued monthly and compounded annually, or (ii) the Highest Lawful Rate.

“Effective Date” shall mean February 5, 2010.

“Highest Lawful Rate” means the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law, to the extent that it permits Lender to contract or charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all fees and expenses contracted for, charged, received, taken or reserved by Lender in connection with the transaction relating to this Note and the indebtedness evidenced hereby or by the other Loan Documents which are treated as interest under applicable law.

“Investments” shall mean the Borrower’s investments in secured loans and in residential real estate.

“Lien” shall mean any lien, security interest, charge, tax lien, pledge, encumbrance, conditional sales or other title retention arrangement or any other interest in property designed to secure the repayment of indebtedness or the satisfaction of any other obligation, whether arising by agreement or under any statute or law, or otherwise.

“Loan” shall mean the amount of principal outstanding under this Note from time to time, together with unpaid accrued interest thereon.

“Loan Documents” has the meaning given to such term in Section 3.

“Maturity Date” shall mean February 5, 2011.

“Security Agreement” has the meaning given to such term in Section 3.

2.           Revolver.  This Note is a revolver and thus, Borrower may borrow, repay and then re-borrow the available amount of the Commitment; provided,  however, that notwithstanding anything else to the contrary contained herein, Lender has no obligation to make any advance of principal to Borrower under this Note unless each of the conditions precedent in Section 9 have been satisfied and/or fulfilled as determined by Lender in its sole discretion, at such time.

3.           Security; Loan Documents.  This Note is secured by, and entitled to the benefits of, (a) that certain Collateral Assignment of Notes and Liens and Security Agreement executed by Borrower in favor of Lender dated as of the Effective Date (as it may be amended, modified, renewed, extended, superseded, or replaced from time to time, the “Security Agreement”) pursuant to which Borrower has granted to Lender, a security interest in the Collateral, and (b) for each Collateral Note covered by the Security Agreement, an allonge in the form attached to the Security Agreement, and a Collateral Assignment of Note, Deed of Trust and Loan Documents and Assumption in the form attached to the Security Agreement, and such other documents, agreements, assignments and instruments as Lender shall require in order to evidence, acknowledge or perfect its security interest in the Collateral, as determined by Lender in its sole discretion (collectively, as each may be amended, modified, renewed, extended, superseded, or replaced from time to time, the “Collateral Documents”).  This Note, the Security Agreement, the Collateral Documents, all UCC financing statements, amendments thereto and continuation statements (collectively, “Financing Statements”) filed by or in favor of Lender, all Advance Requests, and all other instruments, agreements, certificates, assignments and other agreements and documents executed, entered into or delivered by any party in connection with this Note, whether prior to, on or after the Effective Date, are collectively referred to in this Note as the “Loan Documents”.

4.           Loan Expenses.   To the extent not prohibited by applicable law, Borrower will pay all reasonable costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended from time to time, regardless of whether an Event of Default shall have occurred, in connection with  the preparation, negotiation, documentation, closing, renewal, revision, modification, increase, review or restructuring of the loan represented by or secured by the Loan Documents, Lender’s evaluating, monitoring, administering and protecting the Collateral or any other collateral granted or pledged as security for the Loan,; and Lender’s creating, perfecting and realizing upon Lender’s security interest in, and the Liens on, the Collateral or any other collateral granted or pledged as security for the Loan, and all costs and expenses relating to Lender’s exercising any of its rights and remedies under any Loan Document or at law.

5.           Advance Procedures.

(a)           Advances.  Subject to the other terms and conditions of this Note, including, without limitation, Section 9, Lender agrees to make advances to Borrower prior to the Maturity Date in an aggregate amount not to exceed the available amount of the Commitment.  Notwithstanding anything else to the contrary contained herein, Lender shall have no obligation to make any advance of Commitment to Borrower under this Note unless each of the conditions precedent in Section 9 have been satisfied and/or fulfilled as determined by Lender in its sole discretion.  Any obligation of Lender to fund any amount of the Commitment shall terminate upon the earlier of (i) the permitted acceleration of this Note after an Event of Default, or (ii) the Maturity Date.

(b)           Procedure for Borrowing.  Each advance of Commitment  shall be made pursuant to Borrower’s delivery of an Advance Request and shall specify, in addition to any information requested on Lender’s standard form of Advance Request, (i) the amount of the advance of Commitment so requested, (ii) the requested funding date, and (iii) the use of proceeds.  Each advance of Commitment made for the purpose of funding an Investment shall be accompanied by Borrower’s due diligence materials with respect to the Investment proposed to be funded and other documentation supporting the advance of Commitment.  For each Investment being financed by Lender hereunder, Borrower agrees to subject such Investment to the Security Agreement so that such Investment becomes Collateral for the Loan and to provide the relevant Collateral Documents required by the Security Agreement for such Investment together with all information, documents and agreements as may be requested by Lender in connection with each such Investment.

(c)           Making of Advances upon Approval of Advance Request.  Subject to the other terms and conditions of this Note, after receipt of an Advance Request and upon approval by Lender of such Advance Request, Lender shall make available to Borrower, the amount of the requested advance of Commitment (or such lesser amount than the requested amount that Lender has approved to be funded); provided, however, that Lender shall have no obligation to make any advance of Commitment unless each of the conditions precedent in Section 9 have been satisfied and/or fulfilled as determined by Lender in its sole discretion.

6.           Interest; Payment.

(a)           Interest Rate.  The outstanding principal amount of this Note shall bear interest on each day outstanding at the Base Rate in effect on such day, unless the Default Rate shall apply.  Subject to the other provisions of this Note, upon the occurrence and during the continuation of an Event of Default, the outstanding principal amount of this Note shall, at Lender’s option, automatically and without the necessity of notice, bear interest from the date of such Event of Default at the Default Rate, until all such delinquent amounts are paid and such Event of Default has been cured to Lender’s satisfaction as confirmed by Lender’s execution of a written agreement specifically acknowledging and describing the Event of Default so cured, and or waived by Lender as confirmed by Lender’s execution of a written agreement specifically acknowledging and describing the Event of Default so waived.

(b)           Payments.  Except earlier upon any acceleration of this Note:

(i)           Borrower promises to pay to Lender monthly Accrued Interest Payments on the tenth (10th) day of each month for interest accrued during the immediately prior month; and

(ii)           In addition to the payments required by the provisions of clause (i) above, Borrower promises to pay to Lender, the outstanding principal balance of this Note, together with all accrued, unpaid interest thereon, unpaid Loan Expenses and other unpaid amounts due hereunder, on or prior to the Maturity Date.

(c)           Application of Payments.  Payments made on this Note will be applied first to any unpaid collection costs, fees and other charges permitted under this Note, next to unpaid, accrued interest, and last, to reduce the principal outstanding under this Note, subject, however, to any adjustments required or permitted by this Note or applicable law.

(d)           General.  Borrower will make each payment that it owes under this Note to Lender (interest, any applicable fees and charges, and outstanding principal) in full and in lawful money of the United States, without set-off, deduction or counterclaim.  All payments shall be made by check or wire transfer of immediately available funds.  Should any such payment become due and payable on a day other than a business day, the date for such payment shall be extended to the next succeeding business day, and, in the case of a payment of principal or past-due interest, interest shall accrue and be payable on such amount for the period of such extension.  Each such payment must be received by Lender not later than 3:00 p.m., Grapevine, Texas time on the date such payment becomes due and payable.  Any payment received by Lender after such time will be deemed to have been made on the next succeeding business day.

7.           Prepayment; Lender's Rights.  Borrower may prepay this Note, or any portion of this Note, at any time and from time to time, without the payment of any fee or penalty.

8.           Representations and Warranties.  Borrower represents and warrants to Lender as follows:

(a)           Organization and Good Standing.  Borrower is a real estate investment trust, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, having all powers required to carry on its business and to enter into and carry out the transactions contemplated by this Note and the other Loan Documents.  Borrower has taken all appropriate actions and complied in all material respects with all laws applicable to it in each jurisdiction within and without outside the United States where Borrower owns or leases any properties or conducts any business.

(b)           Authorization; Validity.  Borrower has the power, authority and legal right to execute, deliver and perform its obligations under, this Note and the other Loan Documents.  The execution and delivery by Borrower of the Loan Documents and the performance of its obligations under each such Loan Document have been duly authorized by proper limited partnership proceedings.  The Loan Documents to which Borrower is a party constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

(c)           Usury.  Borrower has been involved in the structure and negotiation of the Note and the other Loan Documents.  It is the intention of Borrower that all aspects of the Note and the other Loan Documents, and any related transaction, comply with all laws, including, specifically, any applicable usury laws.  If for any reason, it is determined by a governing authority that the loan made pursuant to the Note and the other Loan Documents is usurious in any manner, Borrower hereby represents that, as to Borrower, such result was unintentional and the result of a bona fide mistake.

9.           Conditions Precedent to Advances of Commitment.  Borrower agrees that, notwithstanding anything to the contrary contained herein or in the other Loan Documents, Lender’s obligation to fund each advance of Commitment shall be conditioned upon the satisfaction and/or fulfillment of each of the following conditions, on and as of the funding date for the applicable advance of Commitment:

(a)           the representations and warranties made in this Note and the other Loan Documents by Borrower and in all certificates and other documents delivered pursuant thereto, shall be true and correct in all material respects on and as of the date of funding, as determined by Lender in its sole discretion;

(b)           all of the covenants and agreements contained in this Note and the other Loan Documents to be complied with and performed as of the date hereof by Borrower have been duly complied with and performed on and as of the date of funding, as determined by Lender in its sole discretion;

(c)           no event constituting an Event of Default (without giving effect to any grace or cure periods for such Event of Default provided herein or in the other Loan Documents), shall have occurred and be continuing, as determined by Lender in its sole discretion;

(d)           a duly authorized officer on behalf of Borrower shall have duly executed and delivered to Lender, an Advance Request;

(e)           on and as of the date of funding, all statements contained in all Loan Documents and all other certificates, statements and data furnished to Lender by or on behalf of Borrower or in connection with the transactions contemplated by this Note or any of the other Loan Documents (including all of the documents and information delivered to Lender in connection with an Advance Request) shall be true and complete in all material respects, and there are no facts or events known to Borrower which, if disclosed to Lender, would make such statements, certificates or date untrue in any material respect;

(f)            the requested advance of Commitment, if made, would not cause the aggregate outstanding principal amount of this Note to exceed the Commitment;

(g)           as of the date of any such advance of Commitment, all of the Loan Documents shall have been executed and delivered (including, without limitation, all Collateral Documents with respect to the Investment being funded by Lender with the proceeds of the advance), and shall be valid, enforceable and in full force and effect;

(h)           Lender shall have approved the Advance Request; and

(i)           Borrower shall have complied with each other request of Lender made in connection with the advance of Commitment.

10.           Covenants.

(a)           Financial Statements.  Borrower shall deliver to Lender, the following financial statements:  (i) within sixty (60) days after the end of each fiscal quarter, the unaudited financial statements of Borrower, prepared in accordance with GAAP and combined or consolidated as appropriate, including all notes related thereto; and (ii) within one hundred twenty (120) days after the end of each fiscal year, the audited financial statements of Borrower, prepared in accordance with GAAP and combined or consolidated as appropriate, including all notes related thereto.  All financial statements provided to Lender shall be certified as to accuracy and completeness by Borrower’s general partner acting in such capacity.

(b)           Use of Proceeds.  The proceeds of this Note shall be used solely to acquire Investments approved by Lender and for business and commercial purposes approved by Lender that are related to Investments.  In no event shall any funds advanced under this Note be used, directly or indirectly, by any person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any “margin stock” (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System).

11.           Default.

(a)           For purposes of this Note, the following events shall constitute an “Event of Default”:

(i)           the default by Borrower in any payment required by this Note by the fifth (5th) day following the date when due, whether on or prior to the Maturity Date; or

(ii)           Borrower breaches any representation or warranty contained in this Note or any other Loan Document, or fails to perform or observe any covenant or agreement that is set forth in this Note or any other Loan Document, and such breach if capable of being cured, is not cured within ten (10) days after written notice of such breach is received from Lender; or

(iii)           the entry of a decree or order for relief by a court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, which is not vacated or dismissed within thirty (30) days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower for any substantial part of Borrower’s property, or ordering the winding up or liquidation of such person's affairs; or

(iv)           the commencement by Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of its property, or the making by Borrower of any assignment for the benefit of creditors, or the admission by Borrower in writing of Borrower’s inability to pay its debts generally as they become due; or

(v)
the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral in a proceeding brought against or initiated by Borrower; or

(vi)           Borrower is liquidated or winds up its affairs; or

(vii)           any Loan Document ceases to become valid, binding and enforceable for any reason other than its release by Lender; or

(viii)           the sale or liquidation of all or substantially all of the assets of Borrower, without the prior written consent of Lender or the payment in full of the indebtedness of Borrower owing to Lender under this Note.

(b)           Upon the occurrence of an Event of Default described in subsection (a)(iii), (iv) or (v) above, all obligations under this Note and the other Loan Documents shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and any and all sureties, guarantors and endorsers of this Note.  During the continuance of any other Event of Default, then and in every such case Lender may do any or all of the following: (i) declare the principal of this Note together with all accrued and unpaid interest on the unpaid principal balance, and Loan Expenses and other amounts due to Lender under this Note or the other Loan Documents, to be due and payable immediately, and the same shall become and be due and payable, without notices, demands for payment, presentations for payment, notices of payment default, notices of intention to accelerate maturity, protest and notice of protest, and any other notices of any kind, all of which are expressly waived by Borrower and any and all sureties, guarantors and endorsers of this Note, and/or (ii) exercise any or all of its rights under all or any of the Loan Documents, and/or (iii) refuse to advance any additional funds hereunder, and/or (iv) exercise any or all other rights and remedies available to Lender at law and at equity, including, without limitation, such rights existing under the Uniform Commercial Code.  No delay on the part of Lender in exercising any power under this Note shall operate as a waiver of such power or right nor shall any single or partial exercise of any power or right preclude further exercise of that power or right.

(c)           If this Note is placed in the hands of an attorney for collection after an Event of Default or failure to pay under this Note, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note, jointly and severally, agree to pay reasonable attorneys' fees and collection costs to Lender in addition to the principal and interest payable under this Note.

12.           Interest Provisions.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the indebtedness evidenced by this Note  (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to this Note or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject matter of this Note, (ii) contracted for, charged, taken, reserved or received by reason of Lender’s exercise of the option to accelerate the maturity of this Note  , or (iii) Borrower will have paid or Lender will have received by reason of any voluntary prepayment by Borrower of this Note, then it is Borrower’s and Lender’s express intent that all amounts charged in excess of the Highest Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Highest Lawful Rate theretofore collected by Lender shall be credited on the principal balance of this Note   (or, if this Note   have been or would thereby be paid in full, refunded to Borrower), and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Note has been paid in full before the end of the stated term of this Note, then Borrower and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Highest Lawful Rate, either refund such excess interest to Borrower and/or credit such excess interest against this Note then owing by Borrower to Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note   then owing by Borrower to Lender. All sums contracted for, charged, taken, reserved or received by Lender for the use, forbearance or detention of any debt evidenced by this Note   shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of this Note   (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of this Note does not exceed the Highest Lawful Rate from time to time in effect and applicable to this Note for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to this Note. Notwithstanding anything to the contrary in this Note, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

13.           Further Assurances.  Borrower will, at its expense, to promptly execute and deliver to Lender, all such other and further documents, agreements and instruments, and shall deliver all such supplementary information, including, without limitation, information with respect to Investments, as Lender may request from time to time.

14.           Cumulative Remedies.  All rights and remedies that Lender is afforded by reason of this Note and the other Loan Documents are separate and cumulative and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable.  In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

15.           Notice.  All notices and other communications under this Note will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, delivered personally by hand, or delivered by nationally recognized overnight delivery service addressed to Borrower and Lender, respectively, at the addresses set forth on the signature page to this Note, or, with respect to Borrower or Lender, to such other address as may have delivered by one to the other for purposes of notice.  Each notice or other communication will be treated as effective and as having been given and received (a) if sent by mail, at the earlier of its receipt or three (3) business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail, (b) if sent by facsimile, upon written or electronic confirmation of facsimile transfer, (c) if delivered personally by hand, upon written or electronic confirmation of delivery from the Person delivering such notice or other communication, or (d) if sent by nationally recognized overnight delivery service, upon written or electronic confirmation of delivery from such service.

16.           Enforcement and Waiver by Lender.  Lender shall have the right at all times to enforce the provisions of this Note and the other Loan Documents in strict accordance with their respective terms, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times.  The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom or in any way or manner modified or waived the same.

17.           CHOICE OF LAW.  EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

18.           JURISDICTION; VENUE.  BORROWER IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING IN RESPECT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT IN THE DISTRICT COURTS OF TARRANT COUNTY, TEXAS OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, FORT WORTH DIVISION (THE “SPECIFIED COURTS”).  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SPECIFIED COURTS.  BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE THAT THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH SPECIFIED COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND HEREBY IRREVOCABLY AGREES TO A TRANSFER OF ALL SUCH PROCEEDINGS TO THE SPECIFIED COURTS.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

19.           Counterparts.  This Note and each other Loan Document may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

20.           Severability.  If any provision of this Note or any other Loan Document shall be held invalid under any applicable laws, then all other terms and provisions of this Note and the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

21.           Amendments; Waivers.  No amendment or waiver of any provision of this Note nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

22.           Binding Effect; Assignment. This Note and the other Loan Documents shall be binding on Borrower and its successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Borrower, and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not be entitled to transfer or assign this Note and the other Loan Documents in whole or in part without the prior written consent of Lender. This Note and the other Loan Documents are freely assignable and transferable by Lender without the consent of Borrower.  Should the status, composition, structure or name of Borrower change, this Note and the other Loan Documents shall continue to be binding upon such person and also cover such person under the new status composition, structure or name according to the terms hereof and thereof.

23.           Captions.  The captions in this Note are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

24.           Number of Gender or Words.  Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

25.           ENTIRE AGREEMENT.  THIS NOTE AND THE OTHER LOAN DOCUMENTS TOGETHER CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND ALL PRIOR DISCUSSIONS, AGREEMENTS AND STATEMENTS, WHETHER ORAL OR WRITTEN, ARE MERGED INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES AND THIS NOTE AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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37104.2/316973v1

This Note has been executed by Borrower on this the 5th day of February, 2010, effective for all purposes as of the Effective Date.

BORROWER:

UNITED DEVELOPMENT FUNDING IV
a real estate trust organized under the laws of
the state of Maryland

By:           /s/ Hollis M. Greenlaw
Name:       Hollis M. Greenlaw
Its:            Chairman and Chief Executive Officer

Address for Notice:
United Development Funding IV
1301 Municipal Way, Suite 200
Grapevine, Texas 76051
ATTN:  Hollis M. Greenlaw
_______________________________________

The terms of this Note are hereby accepted by Lender.

LENDER:

RALEY HOLDINGS, LLC
a Nevada limited liability company

By:          /s/ Richard Raley
Name:      Richard Raley
Its:           President and Chief Financial Officer

Address for Notice:
Raley Holdings, LLC
1301 Municipal Way, Suite 160
Grapevine, Texas 76051
ATTN:  Frank Howard

37104.2/316973v1